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[LOGO]                                                    [LOGO]

                                           Computershare Trust Company of Canada
                                                9th Floor, 100 University Avenue
                                                       Toronto, Ontario  M5J 2Y1
                                                           www.computershare.com

MR  SAM  SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9                     SECURITY CLASS                     123

                                          HOLDER ACCOUNT NUMBER
                                          C1234567890                  X X X

                                          Please print in ink.
                                          Print in CAPITAL letters
                                          inside the grey areas
                                          as shown in this example.

                                          -------   -------  ---
                                           A B C     1 2 3    X    X
                                          -------   -------  ---

================================================================================
PROXY FORM -  ANNUAL MEETING (THE "MEETING") TO BE HELD ON JUNE 19, 2003
================================================================================

NOTES TO PROXY

1. EVERY HOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON OF THEIR CHOICE, WHO NEED NOT BE A HOLDER, TO ATTEND AND ACT ON THEIR BEHALF AT THE MEETING. IF YOU WISH TO APPOINT A PERSON OTHER THAN THE PERSONS WHOSE NAMES ARE PRINTED HEREIN, PLEASE INSERT THE NAME OF YOUR CHOSEN PROXYHOLDER IN THE SPACE PROVIDED (SEE REVERSE).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form. If you are voting on behalf of a corporation or another individual, you may require documentation evidencing your power to sign the proxy with signing capacity stated.

3. The form of proxy should be signed in the exact manner as the name appears on the proxy.

4. If the form of proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.

5. The securities represented by this proxy will be voted as directed by the holder; however, if such a specification is not made in respect of any matter, this proxy will be voted as recommended by Management.

6. INSTEAD OF VOTING BY MAIL, YOU MAY CHOOSE ONE OF THE TWO OTHER VOTING METHODS OUTLINED BELOW TO VOTE YOUR PROXY. HAVE THIS PROXY FORM IN HAND WHEN YOU CALL. VOTING BY MAIL is the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual. VOTING BY MAIL OR VIA THE INTERNET are the only methods by which a holder may appoint a person as proxy other than the management nominees named on the reverse of this form. If you transmit your proxy by telephone or via the Internet, DO NOT complete or return this proxy form.

7. Proxies submitted must be received 48 hours prior to the commencement of the Meeting.

RECEIVE DOCUMENTS ELECTRONICALLY - You can enrol to receive future securityholder communication electronically after you vote using the Internet. Even if you don't vote online, you can still enrol for this service. Follow the instructions below.

----------------------------------        -----------------------------------
TO VOTE BY MAIL                           TO VOTE USING THE TELEPHONE*
                                            (WITHIN U.S. AND CANADA)
----------------------------------        -----------------------------------

o Complete the form on the reverse.       o Call the toll free number listed
                                            BELOW from a touch tone telephone.
o Sign and return the form in the           There is NO CHARGE for this call.
  enclosed envelope to Computershare
  Trust Company of Canada or the            1 8XX XXX-XXXX
  Corporation.


----------------------------------        ------------------------------------
TO VOTE USING THE INTERNET*               TO RECEIVE DOCUMENTS ELECTRONICALLY*
----------------------------------        ------------------------------------

o Go to the following web site:           o You can enrol to receive future
  www.computershare.com/ca/proxy            securityholder communications
                                            electronically after you vote using
                                            the Internet. If you DON'T vote
                                            online, you can still enrol by
                                            visiting www.computershare.com -
                                                     ---------------------
                                            click "Investors", "View
                                            Shareholding", and after accessing
                                            your account, click "Communication
                                            Details".

* YOU WILL NEED TO PROVIDE YOUR HOLDER ACCOUNT NUMBER AND PROXY ACCESS NUMBER LISTED BELOW.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS ADAY 7 DAYS A WEEK!

HOLDER ACCOUNT NUMBER   C1234567890     PROXY ACCESS NUMBER   12345

THANK YOU


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MR  SAM  SAMPLE                              C1234567890
                                             XXX           123


================================================================================
THIS FORM OF PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT.
================================================================================

APPOINTMENT OF PROXYHOLDER

I/WE BEING HOLDER(S) OF
AGNICO-EAGLE MINES LIMITED
(THE "CORPORATION")                                         ------------------
HEREBY APPOINT(S):                                         |                  |
Sean Boyd, President          OR INSTEAD OF EITHER OF THEM |                  |
and Chief Executive Officer                                |                  |
of the Corporation, or                                      ------------------
failing him Barry Landen,
Vice-President, Corporate
Affairs of the Corporation

as my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxy sees fit) and all other matters that may come before the Meeting of Agnico-Eagle Mines Limited to be held in the Toronto I Room, Toronto Hilton, 145 Richmond Street West, Toronto, Ontario, Canada on June 19, 2003 at 10:30 a.m. (Toronto time) and at any adjournment thereof.

1. ELECTION OF DIRECTORS
                           FOR   WITHHOLD                       FOR   WITHHOLD

01. Leanne M. Baker       [   ]   [   ]   05. Bernard Kraft    [   ]   [   ]

02. Douglas R. Beaumont   [   ]   [   ]   06. Mel Leiderman    [   ]   [   ]

03. Sean Boyd             [   ]   [   ]   07. James D. Nasso   [   ]   [   ]

04. Alan Green            [   ]   [   ]   08. Ernest Sheriff   [   ]   [   ]


2. APPOINTMENT OF AUDITORS
                                          FOR     WITHHOLD
Appointment of Ernst & Young LLP
as auditors of the Corporation and       [   ]     [   ]
authorizing the directors to
fix their remuneration


AUTHORIZED SIGNATURE(S) - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
                                                   ----
INSTRUCTIONS TO BE EXECUTED.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any Proxy previously given with respect to the Meeting. If no voting preferences are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)                      Date-Day       Month        Year
----------------------------     -----------------------------------------------
                                 [  ] [  ]  /  [  ] [  ]  /  [  ] [  ] [  ] [  ]
----------------------------     -----------------------------------------------

QUARTERLY FINANCIAL STATEMENTS REQUEST

[ ]   Mark this box if you would like to receive Quarterly Financial Statements.

If you do not mark the box, or do not return this form, then it will be assumed you do NOT want to receive Quarterly Financial Statements.

[ ]   A G E Q                  1 F F F                  999999999999        +